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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A/A
                              (AMENDMENT NO. 1)

             FOR THE REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                CFI Mortgage Inc.
             (Exact name of registrant as specified in its charter)



                  Delaware                             52-2023491
 (State of incorporation or organization)  (I.R.S. employer identification no.)


      580 Village Boulevard, Suite 360
      West Palm Beach, Florida                      33409
      (Address of principal executive offices)      (zip code)


       Securities to be registered pursuant to Section 12(b) of the Act:


                                      None


       Securities to be registered pursuant to Section 12(g) of the Act:


                   Common Stock, $.01 par value per share
                                (Title of Class)
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Item 1.     Description of Registrant's Securities to be
            Registered.

      The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form SB-2 (the "Registration Statement"), as amended by Amendment No. 1 ("Amendment No. 1") and Amendment No. 2 ("Amendment No. 2") thereto, which have been filed with the Securities and Exchange Commission, under the heading, "Description of Capital Stock," and which description is incorporated herein by reference.

Item 2.     Exhibits.

      The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Securities and Exchange Commission:


            3.1   Certificate of Incorporation of CFI Mortgage Inc.(1)

            3.2   By-laws of CFI Mortgage Inc.(1)

            99. Registrant's Registration Statement on Form SB-2 (the "Registration Statement"), including the Prospectus contained therein and the Exhibits thereto, filed with the Securities and Exchange Commission (the "Commission") on March 21, 1997.(2)

            99.1 Amendment No. 1, including the Prospectus contained therein and the Exhibits thereto, filed with the Commission on May 7, 1997. (2)

            99.2 Amendment No. 2, including the Prospectus contained therein and the Exhibits thereto, filed with the Commission on May
                  15, 1997. (2)
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      (1) Incorporated by reference to the Exhibit of the same number contained in Exhibit 99 hereof.

      (2) Previously filed with the Commission and incorporated by reference herein.

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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    CFI MORTGAGE INC.
                                       (Registrant)


Dated: May 15, 1997               By: /s/ Vincent J. Castoro
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                                        Vincent J. Castoro
                                        President

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